Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2003 (April 23, 2003)

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 538-9090

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits: 99.1	Press Release dated April 23, 2003 of the Registrant
	99.2	Micromuse Reconciliation Between Net Income on a GAAP
and Pro Forma Basis (Q1-FY02 to Q2-FY03)

ITEM 9.    REGULATION FD DISCLOSURE

THE INFORMATION INCLUDED UNDER THIS ITEM 9 IS BEING FURNISHED PURSUANT TO ITEM 12 “RESULTS OF OPERATIONS AND FINANCIAL CONDITION” OF FORM 8-K IN ACCORDANCE WITH THE INSTRUCTIONS OF SEC RELEASE NOS. 33-8216 AND 34-47583.

On April 23, 2003, Micromuse Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing information concerning our results of operations and financial condition for our fiscal quarter ended March 31, 2003, and related information. We are also furnishing under this item certain supplemental reconciliation information in Exhibit 99.2.

Exhibit 99.1 and Exhibit 99.2 and other information included in this Form 8-K are furnished solely pursuant to Items 9 and 12 of Form 8-K and shall not be (i) subject to Section 18 of the Securities Exchange Act of 1934, as amended, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in that filing (except as shall otherwise be expressly set forth by specific reference in such a filing); or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to Item 12 of Form 8-K.

Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.

(Registrant)

Date: April 23, 2003

By:	/s/ James B. De Golia
Name: James B. De Golia Title: Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated April 23, 2003, of the Registrant.

99.2	Historical Reconciliation Between Net Income on a GAAP and Pro Forma Basis (Q1-FY02 to Q2-FY03)